UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 13, 2025 (June 10, 2025)

OBLONG, INC.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of Incorporation or organization)	001-35376 (Commission File Number)	77-0312442 (IRS Employer Identification No.)

110 16th Street, Suite 1400 - 1024
Denver, Colorado 80202
(Address of principal executive offices, zip code)

(213) 683-8863 ext. 5
(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a‑12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.0001 per share	OBLG	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

To the extent required, the information pertaining to the issuance of Pre-Funded Warrants and shares of common stock contained in Item 8.01 below, and Items 1.01 and 3.02 of our Current Report on Form 8-K filed with the Securities and Exchange Commission on June 6, 2025, are hereby incorporated by reference.

Item 8.01 Other Information

On June 10, 2025, Oblong, Inc. (the “Company”) closed its previously announced offering (the “Private Placement”) of shares of common stock, par value $0.0001 (“common stock”) of the Company or common stock equivalents in the form of pre-funded warrants to purchase common stock (the “Pre-Funded Warrants”). In connection with the closing of the Private Placement, the Company issued Pre-Funded Warrants to purchase 1,989,387 shares of common stock to the investors party to the Securities Purchase Agreement, dated June 5, 2025, between the Company and the investors party thereto (the “Purchase Agreement”). The terms of the Private Placement and Purchase Agreement were previously reported in the Current Report on Form 8-K filed with the Securities and Exchange Commission by the Company on June 6, 2025. The Company received gross proceeds of approximately $7,500,000 and net proceeds are approximately $7,000,000, after deducting placement agent fees and estimated offering expenses payable by the Company.

Since the filing, on May 13, 2025, of the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2025, from April 1, 2025 through June 12, 2025, the Company issued 45,163 shares of common stock pursuant to conversions of 190 shares of its Series F Preferred Stock and 394,864 shares of common stock pursuant to exercises of common warrants. The Company received gross and net proceeds of approximately $1,348,000 and $1,240,000, respectively from the exercise of these common warrants.

As of June 12, 2025, the Company had 1,594,764 shares of common stock outstanding and 355 shares of Series F Preferred Stock outstanding.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

OBLONG, INC.

June 13, 2025	By:	/s/ Peter Holst
Peter Holst
President & CEO